UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2019

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Zimmer Biomet Holdings, Inc. (the “Company”) held its annual meeting of shareholders on May 10, 2019.  Shareholders took the following actions:

•	elected eleven (11) directors for one-year terms ending at the 2020 annual meeting of shareholders (Proposal 1);
•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 (Proposal 2); and
•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Christopher B. Begley	165,607,196	1,268,582	160,092	13,842,790
Betsy J. Bernard	165,902,379	985,309	148,182	13,842,790
Gail K. Boudreaux	165,845,800	1,044,495	145,575	13,842,790
Michael J. Farrell	165,151,019	1,727,895	156,956	13,842,790
Larry C. Glasscock	162,900,972	3,959,903	174,995	13,842,790
Robert A. Hagemann	165,023,230	1,842,852	169,788	13,842,790
Bryan C. Hanson	166,382,851	489,302	163,717	13,842,790
Arthur J. Higgins	129,060,779	37,805,037	170,054	13,842,790
Maria Teresa Hilado	166,433,590	456,620	145,660	13,842,790
Syed Jafry	166,382,455	496,016	157,399	13,842,790
Michael W. Michelson	165,596,990	1,272,329	166,551	13,842,790

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
178,045,239	2,686,859	146,562	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)

For	Against	Abstained	Broker Non-Votes
100,059,296	60,202,489	6,774,085	13,842,790

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2019

ZIMMER BIOMET HOLDINGS, INC.

By:/s/ Chad F. Phipps

Name:   Chad F. Phipps

Title:     Senior Vice President, General Counsel
              and Secretary